UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021
eBay Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2025 Hamilton Avenue
San Jose, California 95125
(Address of principal executive offices)

(408) 376-7008
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
As previously disclosed, on June 24, 2021 eBay Inc., a Delaware corporation (“eBay”), and its wholly owned subsidiary eBay KTA (UK) Ltd., a private company limited by shares incorporated under the laws of the United Kingdom ("Seller"), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Emerald SPV Co., Ltd., a wholly owned Subsidiary of Purchaser Guarantor (“Purchaser”) and E-mart Inc., a joint stock company incorporated under the laws of Korea (“Purchaser Guarantor”) to sell 80.01% of the outstanding equity interests of eBay Korea LLC, a limited liability company incorporated under the laws of Korea and a wholly owned subsidiary of eBay KTA (“eBay Korea”), pursuant to the terms and conditions of the Purchase Agreement (the "Transaction"). As a result eBay Korea's historical financial results for periods prior to the Purchase Agreement will be reflected in eBay’s consolidated financial statements, retrospectively, as discontinued operations beginning the second quarter of 2021.

The unaudited consolidated financial statements included in Exhibit 99.1 are derived from eBay’s consolidated financial statements for the nine consecutive fiscal quarters ended March 31, 2021, adjusted to reflect the Transaction and Sale, which we believe will assist investors in evaluating eBay’s financial performance. These unaudited consolidated financial statements have been further adjusted to reflect certain financial measures that have not been prepared in accordance with generally accepted accounting principles, which we also believe will assist investors in evaluating eBay’s financial performance.

The unaudited consolidated financial statements provided in Exhibit 99.1 should be read in conjunction with (i) the audited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in eBay’s Annual Reports on Form 10-K for the years ended December 31, 2020 and December 31, 2019 and (ii) the unaudited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in eBay’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021, September 30, 2020, June 30, 2020, March 31, 2020, September 30, 2019, June 30, 2019 and March 31, 2019.

The information in this Item 7.01 and Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed subject to the requirements of Item 10 of Regulation S-K or incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited Consolidated Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: July 13, 2021	/s/ Marc D. Rome
Name: Marc D. Rome
Title: Vice President & Deputy General Counsel, Corporate & Assistant Secretary